Exhibit 10.3

Supplemental Agreement No. 12

to

Purchase Agreement No. 2061

between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 777 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of

March 17, 2006, by and between THE BOEING COMPANY (Boeing) and Continental Airlines, Inc. (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 2061 dated October 10, 1997, (the Purchase Agreement) relating to Boeing Model 777-200ER Aircraft (the Aircraft);

WHEREAS, Boeing and Customer have agreed to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1. Table of Contents:

1.1 Remove and replace, in its entirety, the "Table of Contents", with the "Table of Contents" attached hereto, to reflect the changes made by this Supplemental Agreement No. 12.

2. Letter Agreements:

5.1 Remove and replace, in its entirety, Letter Agreement 2061-6 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] with the revised Letter Agreement 2061-6R1 attached hereto.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY Continental Airlines, Inc.

By: /s/ Michael S. Anderson By: /s/ Gerald Laderman__

Its: Attorney-In-Fact   Its: Senior Vice President -

Finance and Treasurer

TABLE OF CONTENTS

ARTICLES Revised By:

1. Quantity, Model and Description SA No. 11

2. Delivery Schedule SA No. 11

3. Price SA No. 11

4. Payment SA No. 11

5. Miscellaneous SA No. 11

TABLE

1. Aircraft Information Table 1 SA No. 5

2. Aircraft Information Table 2 SA No. 9

3. Aircraft Information Table 3 SA No. 11

EXHIBIT

A. Aircraft Configuration

B. Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1. Escalation Adjustment/Airframe and Optional Features SA No. 11

(applicable to Table 3 Aircraft)

BFE1. BFE Variables

CS1. Customer Support Variables

EE1. Engine Escalation/Engine Warranty and Patent Indemnity

EE2. Engine Escalation/Engine Warranty and Patent Indemnity SA No. 9

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

LETTER AGREEMENTS Revised By:

2061-1R8 Option Aircraft SA No. 11

2061-2 Demonstration Flights

2061-3 Installation of Cabin Systems Equipment

2061-4 Spares Initial Provisioning

2061-5 Flight Crew Training Spares

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] SA No. 12

CONFIDENTIAL LETTER AGREEMENTS Revised By:

6-1161-GOC-087 Aircraft Performance Guarantees

6-1162-GOC-088 Promotion Support

6-1162-GOC-089R2 Special Matters SA No. 11

6-1162-GOC-172 Additional Matters SA No. 1

6-1162-CHL-048 Rescheduled Aircraft Agreement SA No. 9

6-1162-CHL-195 Restructure Agreement for Model SA No. 10

737NG and 757-300 Aircraft

TABLE OF CONTENTS

SUPPLEMENTAL AGREEMENTS Dated as of:

Supplemental Agreement No. 1 December 18, 1997

Supplemental Agreement No. 2 July 30, 1998

Supplemental Agreement No. 3 September 25, 1998

Supplemental Agreement No. 4 February 3, 1999

Supplemental Agreement No. 5 March 26, 1999

Supplemental Agreement No. 6 May 14, 1999

Supplemental Agreement No. 7 October 31, 2000

Supplemental Agreement No. 8 June 29, 2001

Supplemental Agreement No. 9 June 25, 2002

Supplemental Agreement No. 10 November 4, 2003

Supplemental Agreement No. 11 July 28, 2005

Supplemental Agreement No. 12 March 17, 2006

March 17, 2006

2061-6R1

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Subject: [CONFIDENTIAL MATERIAL OMITTED AND FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT]

Reference: Purchase Agreement No. 2061 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 777-200ER aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 2061-6 dated October 10, 1997.

1. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. It will be the responsibility of Customer to obtain concurrence of the cognizant aviation authorities to use the AFM and its appendices.

To confirm, the Program described herein is applicable only for the Aircraft of the Purchase Agreement. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4. Sale or Lease of Aircraft by Customer.

Customer agrees to provide Boeing written notification [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] days prior, or as soon as practical, to ceasing to operate an Aircraft (Disposed Aircraft), which will result [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7. Confidentiality.

Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto and the reports required hereunder, is considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

Very truly yours,

THE BOEING COMPANY

By /s/ Michael S. Anderson

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: March 17, 2006

CONTINENTAL AIRLINES, INC.

By /s/ Gerald Laderman

Its Senior Vice President_- Finance and Treasurer

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The following definitions apply:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Example Calculation [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Step 1. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Step 2. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Step 3. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Step 4. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Step 5. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Step 6. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]